Other non-current assets	12 Months Ended
Dec. 31, 2015
Other non-current assets
Other non-current assets

20.Other non-current assets

On August 1, 2013, the Company launched an RMB20,000 employee interest-free housing loan program. In 2014, the Company expanded the housing loan pool to RMB40,000. Employees other than executive officers and senior management personnel who meet certain requirements may apply for such loans subject to approval by the Company. Each loan to each employee has a cap of RMB500 and is repayable within three to five years. The Company accounts for employee interest-free loans in accordance with ASC subtopic 835-30, Imputation of Interest, whereby the effective interest rate is applied and the difference between the present value of the loan receivables and the cash loaned to the employees is regarded as employee compensation. Over the term of the loans, the loans receivable are accreted to its face value with interest income recognized in the same amount. As of December 31, 2014 and 2015, the Company has granted loans amounting to RMB26,911 and RMB44,207 (US$6,824) with terms of five years, respectively, of which RMB15,288 and RMB22,520 (US$3,476) were non-current, respectively.

Management evaluated the collectability of the loans granted and concluded that the risk of default was remote. Therefore, no allowance was provided as of December 31, 2014 and 2015, respectively. The remaining balances included in other non-current assets are mainly comprised of long-term rental deposits of RMB29,034 and RMB57,325 (US$8,849) as of December 31, 2014 and 2015, respectively, and prepayments to purchase equipment with an amount of RMB11,595 and RMB8,963 (US$1,384) as of December 31, 2014 and 2015, respectively.